UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) February 25, 2005

                           Build-A-Bear Workshop, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware              001-32320              43-1883836
    --------------------------- ------------------- --------------------------
          (State or Other          (Commission           (IRS Employer
          Jurisdiction of          File Number)       Identification No.)
           Incorporation)


         1954 Innerbelt Business Center Drive                    63114
                 St. Louis, Missouri                       ------------------
 ----------------------------------------------------          (Zip Code)
       (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a
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Related Audit Report or Completed Interim Review.
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     (a) On February 25, 2005, management of Build-A-Bear Workshop, Inc. (the
"Company") discussed with the Audit Committee of the Board of Directors of the Company a February 7, 2005 clarification of existing generally accepted accounting principles ("GAAP") applicable to leases and leasehold improvements articulated by the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC"). The Company has determined it will restate certain prior period financial statements in order to correct its current method of accounting for rent holidays and landlord allowances. The Audit Committee concluded that the Company's previously issued audited consolidated financial statements should no longer be relied upon because of the errors described above.

     Historically, the Company has recognized rent expense for leases on a straight-line basis beginning on the earlier of the store opening date or lease commencement date, which had the effect of excluding the build-out period (or "rent holiday") from the calculation of the period over which rent is expensed. Based on internal review and discussions with the Audit Committee and the Company's independent public accountants, the Company has determined that it will correct its accounting practices to include the build-out period in the calculation of the period over which rent is expensed.

     Furthermore, the Company has historically accounted for landlord allowances as a reduction of the cost of leasehold improvements. Based on internal review and discussions with the Audit Committee and the Company's independent public accountants, the Company has determined that it will now account for landlord allowances as a deferred credit that will be recognized over the term of the lease as a reduction of rent expense. The term of the lease, as mentioned above, will now include the build-out period. The corrections to lease accounting methods will not have an impact on the cash flow and total rent expense over the periods of the underlying leases.

     Authorized officers of the Company have discussed with the Company's independent registered public accounting firm the Company's determination that previously issued financial statements should no longer be relied upon because of the errors described above. The Company is currently working with its independent accountants to quantify the error and the impacted periods.

     The Company issued a press release in connection with the foregoing on February 28, 2005. The Company anticipates concluding its review in conjunction with announcing fiscal 2004 financial results on March 10, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01  Financial Statements and Exhibits.
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(c)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated February 28, 2005

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BUILD-A-BEAR WORKSHOP, INC.
                                   (Registrant)




Date: February 28, 2005            /s/ Tina Klocke
                                   ---------------------------------------------
                                   Name:   Tina Klocke
                                   Title:  Chief Financial Bear, Secretary and
                                           Treasurer

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


                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated February 28, 2005

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